UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00204

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Growth Fund

July 31, 2012

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 10, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.

The Board of Directors of the Fund recently approved a proposal to change the name of the Fund to AllianceBernstein Discovery Growth Fund. This name change is expected to be effective on or about November 1, 2012.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. Normally, the Fund invests in approximately 60-120 companies broadly diversified by sector.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in exchange-traded funds (“ETFs”), reverse repurchase agreements and up to 20% of its total assets in rights and warrants. The Fund may use derivatives, such as options on securities and index options, to manage risk and to seek to generate additional returns.

Investment Results

The table on page 4 shows the Fund’s performance compared with its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended July 31, 2012.

The Fund outperformed its benchmark for both the six- and 12-month periods, before sales charges. The outperformance was driven by the Fund’s holdings in companies with attractive growth attributes (namely, superior earnings growth, favorable earnings revisions and positive earnings surprise); the percentage of its

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	1

holdings that beat consensus earnings estimates continued to be well above average.

For the 12-month period, stock selection in the consumer/commercials services, technology and financial sectors contributed positively to relative performance, while stock selection in the energy, healthcare and industrials sectors detracted. For the six-month period, relative outperformance was driven by positive stock selection in every sector except for financials and industrials, which detracted from performance.

Sector allocations, which are the result of a bottom-up stock selection process, remain muted compared to the benchmark, and did not have a meaningful impact on relative returns in either period. As of July 31, 2012, the largest overweight was in the energy sector, while the largest underweight was in the financial sector.

The Fund held derivatives in the form of futures for hedging purposes during the six- and 12-month periods ended July 31, 2012, which had an immaterial impact on performance; the Fund did not utilize leverage.

Market Review and Investment Strategy

Despite the global uncertainties that are impacting the U.S. economy, there are signs that the housing market has begun to recover and the balance sheets of U.S. consumers and corporations are stronger than they have been in years. While bottom-up economic inputs are more guarded, they point to continued growth, albeit at a more modest pace than previously expected. Small- and mid-cap growth stocks have followed a similar performance trajectory in 2012 to that experienced by investors in 2011. However, investor expectations as captured by risk appetites, valuations and forecasted earnings growth reflect a far greater degree of uncertainty than was the case at this time last year.

Although analysts have revised down earnings growth forecasts for small- and mid-cap growth companies overall, and despite market uncertainty, the Small/Mid Cap Growth Investment Team’s (the “Team’s”) research continues to uncover smaller-cap growth stocks with attractive growth attributes whose stock prices have attractive valuations. The Fund has offered more positive earnings revisions and more upward earnings surprise than the broader smaller-cap growth universe. The Fund’s relative exposure to these attractive growth attributes is well above its long-term average. Furthermore, stocks with the growth attributes the Team seeks continue to trade at historically attractive valuations.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2500™ Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Growth Fund*
Class A	0.29%	3.18%

Class B†	-0.20%	2.21%

Class C	-0.20%	2.20%

Advisor Class‡	0.43%	3.36%

Class R‡	0.00%	2.63%

Class K‡	0.30%	3.03%

Class I‡	0.43%	3.39%

Russell 2500 Growth Index	-0.32%	-0.28%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2012 by 0.15% and 0.16%, respectively. Includes the impact of proceeds received and credited to the Fund resulting from third-party regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2012 by 0.06%.

†     Effective July 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/02 TO 7/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Growth Fund Class A shares (from 7/31/02 to 7/31/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	3.18%	-1.16%
5 Years	4.64%	3.73%
10 Years	10.75%	10.27%

Class B Shares
1 Year	2.21%	-1.79%
5 Years	3.70%	3.70%
10 Years(a)	9.98%	9.98%

Class C Shares
1 Year	2.20%	1.20%
5 Years	3.78%	3.78%
10 Years	9.84%	9.84%

Advisor Class Shares†
1 Year	3.36%	3.36%
5 Years	4.85%	4.85%
10 Years	10.97%	10.97%

Class R Shares†
1 Year	2.63%	2.63%
5 Years	4.28%	4.28%
Since Inception*	5.68%	5.68%

Class K Shares†
1 Year	3.03%	3.03%
5 Years	4.62%	4.62%
Since Inception*	6.00%	6.00%

Class I Shares†
1 Year	3.39%	3.39%
5 Years	5.02%	5.02%
Since Inception*	6.40%	6.40%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.24%, 2.10%, 2.03%, 0.99%, 1.61%, 1.29% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-5.56%
5 Years	3.47%
10 Years	9.07%

Class B Shares
1 Year	-6.03%
5 Years	3.45%
10 Years(a)	8.79%

Class C Shares
1 Year	-3.09%
5 Years	3.53%
10 Years	8.65%

Advisor Class Shares†
1 Year	-1.12%
5 Years	4.59%
10 Years	9.76%

Class R Shares†
1 Year	-1.63%
5 Years	4.04%
Since Inception*	5.75%

Class K Shares†
1 Year	-1.45%
5 Years	4.35%
Since Inception*	6.05%

Class I Shares†
1 Year	-0.85%
5 Years	4.78%
Since Inception*	6.48%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.90	$5.73	1.15%
Hypothetical**	$1,000	$1,019.14	$5.77	1.15%
Class B
Actual	$1,000	$998.00	$9.99	2.01%
Hypothetical**	$1,000	$1,014.87	$10.07	2.01%
Class C
Actual	$1,000	$998.00	$9.64	1.94%
Hypothetical**	$1,000	$1,015.22	$9.72	1.94%
Advisor Class
Actual	$1,000	$1,004.30	$4.58	0.92%
Hypothetical**	$1,000	$1,020.29	$4.62	0.92%
Class R
Actual	$1,000	$1,000.00	$7.76	1.56%
Hypothetical**	$1,000	$1,017.11	$7.82	1.56%
Class K
Actual	$1,000	$1,003.00	$6.13	1.23%
Hypothetical**	$1,000	$1,018.75	$6.17	1.23%
Class I
Actual	$1,000	$1,004.30	$3.99	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $926.7

TEN LARGEST HOLDINGS**

July 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
AMERIGROUP Corp.	$19,122,689	2.1%
Panera Bread Co. – Class A	17,558,560	1.9
Dick’s Sporting Goods, Inc.	17,225,893	1.9
Cadence Design Systems, Inc.	16,509,953	1.8
AMETEK, Inc.	16,481,460	1.8
Robert Half International, Inc.	15,849,468	1.7
Hexcel Corp.	15,634,786	1.7
CoStar Group, Inc.	15,348,104	1.6
Dollar Tree, Inc.	15,011,891	1.6
IDEX Corp.	14,863,622	1.6
	$163,606,426	17.7%

*	All data are as of July 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Producer Durables – 23.1%
Aerospace – 0.7%
TransDigm Group, Inc.(a)	53,690	$6,623,198

Back Office Support, HR & Consulting – 4.8%
Advisory Board Co. (The)(a)	190,554	8,573,025
CoStar Group, Inc.(a)	185,970	15,348,104
Robert Half International, Inc.	586,800	15,849,468
ServiceSource International, Inc.(a)(b)	418,204	4,717,341

		44,487,938

Commercial Services: Rental & Leasing – 1.5%
United Rentals, Inc.(a)	489,910	14,163,298

Diversified Manufacturing Operations – 0.8%
Carlisle Cos., Inc.	139,710	7,053,958

International Trade & Diversified Logistics – 1.3%
MSC Industrial Direct Co., Inc. – Class A	173,530	11,926,717

Machinery: Industrial – 4.3%
Actuant Corp. – Class A	485,650	13,821,599
Joy Global, Inc.	246,670	12,812,040
Middleby Corp.(a)	131,250	12,852,000

		39,485,639

Machinery: Tools – 1.1%
Lincoln Electric Holdings, Inc.	269,290	10,739,285

Railroads – 1.2%
Genesee & Wyoming, Inc. – Class A(a)(b)	176,410	10,948,005

Scientific Instruments: Control & Filter – 3.0%
IDEX Corp.	389,610	14,863,622
Robbins & Myers, Inc.	287,029	13,157,409

		28,021,031

Scientific Instruments: Electrical – 1.8%
AMETEK, Inc.	531,660	16,481,460

Shipping – 1.6%
Kirby Corp.(a)	281,262	14,842,196

Transportation Miscellaneous – 1.0%
Expeditors International of Washington, Inc.	253,520	9,017,706

		213,790,431

Consumer Discretionary – 20.9%
Advertising Agencies – 1.2%
National CineMedia, Inc.	785,640	11,108,950

10	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Auto Parts – 1.6%
LKQ Corp.(a)	407,720	$14,404,748

Diversified Retail – 1.6%
Dollar Tree, Inc.(a)	298,210	15,011,891

Hotel/Motel – 2.5%
Orient-Express Hotels Ltd. – Class A(a)(b)	1,178,200	10,745,184
Wyndham Worldwide Corp.	244,900	12,747,045

		23,492,229

Household Furnishings – 1.5%
Select Comfort Corp.(a)	531,990	13,837,060

Radio & TV Broadcasters – 1.0%
Pandora Media, Inc.(a)(b)	959,760	9,472,831

Restaurants – 1.9%
Panera Bread Co. – Class A(a)	111,490	17,558,560

Specialty Retail – 8.7%
CarMax, Inc.(a)	336,421	9,362,596
Dick’s Sporting Goods, Inc.	350,690	17,225,893
Five Below, Inc.(a)(b)	79,876	2,343,562
Francesca’s Holdings Corp.(a)(b)	453,621	14,248,236
Tractor Supply Co.(b)	103,500	9,405,045
Ulta Salon Cosmetics & Fragrance, Inc.	169,224	14,363,733
Vitamin Shoppe, Inc.(a)	247,600	13,598,192

		80,547,257

Textiles, Apparel & Shoes – 0.9%
Tumi Holdings, Inc.(a)(b)	475,805	8,588,280

		194,021,806

Health Care – 16.3%
Biotechnology – 2.3%
Amarin Corp. PLC (ADR)(a)(b)	375,840	4,401,087
Ariad Pharmaceuticals, Inc.(a)(b)	320,631	6,133,671
Onyx Pharmaceuticals, Inc.(a)	139,460	10,455,316

		20,990,074

Health Care Management Services – 3.0%
AMERIGROUP Corp.(a)	212,758	19,122,689
WellCare Health Plans, Inc.(a)	130,580	8,464,196

		27,586,885

Health Care Services – 3.8%
Catamaran Corp.(a)	165,601	13,994,940
HMS Holdings Corp.(a)	238,785	8,216,592
Mednax, Inc.(a)	202,923	13,419,298

		35,630,830

Medical & Dental Instruments & Supplies – 1.4%
HeartWare International, Inc.(a)(b)	49,010	4,376,103
Volcano Corp.(a)(b)	325,822	8,617,992

		12,994,095

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Medical Equipment – 1.7%
NxStage Medical, Inc.(a)	465,384	$7,004,029
Sirona Dental Systems, Inc.(a)(b)	211,905	9,160,653

		16,164,682

Pharmaceuticals – 4.1%
Akorn, Inc.(a)	852,695	11,656,341
BioMarin Pharmaceutical, Inc.(a)	340,620	13,382,960
Ironwood Pharmaceuticals, Inc.(a)	359,680	4,629,081
Questcor Pharmaceuticals, Inc.(a)(b)	213,275	7,863,449

		37,531,831

		150,898,397

Technology – 15.7%
Communications Technology – 1.0%
Ciena Corp.(a)(b)	565,910	9,071,537

Computer Services, Software & Systems – 9.2%
ANSYS, Inc.(a)	101,000	6,055,960
Aspen Technology, Inc.(a)	551,061	12,883,806
Bazaarvoice, Inc.(a)(b)	518,530	8,037,215
Cadence Design Systems, Inc.(a)	1,351,060	16,509,953
Fortinet, Inc.(a)	375,829	9,023,655
MICROS Systems, Inc.(a)	232,866	11,117,023
Palo Alto Networks, Inc.(a)	8,211	469,177
SolarWinds, Inc.(a)	222,803	11,895,452
TIBCO Software, Inc.(a)	326,780	9,179,250

		85,171,491

Production Technology Equipment – 2.5%
Teradyne, Inc.(a)	805,960	11,855,671
Veeco Instruments, Inc.(a)(b)	319,660	11,415,059

		23,270,730

Semiconductors & Component – 3.0%
Fairchild Semiconductor International, Inc.(a)	639,343	8,861,294
ON Semiconductor Corp.(a)	999,680	6,937,779
Skyworks Solutions, Inc.(a)	418,860	12,117,620

		27,916,693

		145,430,451

Financial Services – 8.4%
Asset Management & Custodian – 1.6%
Affiliated Managers Group, Inc.(a)	130,990	14,617,174

Banks: Diversified – 3.3%
Iberiabank Corp.	205,109	9,605,254
Signature Bank/New York NY(a)(b)	226,270	14,594,415
SVB Financial Group(a)	111,690	6,456,799

		30,656,468

Diversified Financial Services – 2.5%
Lazard Ltd. – Class A	361,950	9,718,358
Stifel Financial Corp.(a)	450,194	13,550,839

		23,269,197

12	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Financial Data & Systems – 1.0%
Alliance Data Systems Corp.(a)	71,490	$9,293,700

		77,836,539

Energy – 7.4%
Oil Well Equipment & Services – 4.3%
FMC Technologies, Inc.(a)	249,380	11,252,026
Oceaneering International, Inc.	228,150	11,793,073
Oil States International, Inc.(a)	173,059	12,581,389
Superior Energy Services, Inc.(a)	213,480	4,626,112

		40,252,600

Oil: Crude Producers – 3.1%
Cabot Oil & Gas Corp.	305,720	12,898,327
Concho Resources, Inc.(a)	101,681	8,668,305
SM Energy Co.	155,533	7,324,049

		28,890,681

		69,143,281

Materials & Processing – 3.9%
Building Materials – 0.6%
Simpson Manufacturing Co., Inc.	240,916	5,839,804

Diversified Materials & Processing – 1.7%
Hexcel Corp.(a)	671,309	15,634,786

Metal Fabricating – 1.6%
Valmont Industries, Inc.	117,835	14,597,400

		36,071,990

Utilities – 1.5%
Utilities: Telecommunications – 1.5%
tw telecom, Inc.(a)	546,804	13,741,185

Total Common Stocks (cost $800,152,345)		900,934,080

SHORT-TERM INVESTMENTS – 3.4%
Investment Companies – 3.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $31,103,725)	31,103,725	31,103,725

Total Investments Before Security Lending Collateral for Securities Loaned – 100.6% (cost $831,256,070)		932,037,805

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 6.5%
Investment Companies – 6.5%
AllianceBernstein Exchange Reserves – Class I, 0.19%(c) (cost $60,200,021)	60,200,021	60,200,021

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments – 107.1% (cost $891,456,091)		$992,237,826
Other assets less liabilities – (7.1)%		(65,535,965)

Net Assets – 100.0%		$926,701,861

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $800,152,345)	$900,934,080 (a)
Affiliated issuers (cost $91,303,746—including investment of cash collateral for securities loaned of $60,200,021)	91,303,746
Cash	6,356
Receivable for investment securities sold	8,047,424
Receivable for capital stock sold	1,944,789
Interest and dividends receivable	155,865

Total assets	1,002,392,260

Liabilities
Payable for collateral received on securities loaned	58,442,285
Payable for investment securities purchased	13,001,467
Collateral due to Securities Lending Agent	1,757,736
Payable for capital stock redeemed	1,588,927
Management fee payable	536,144
Distribution fee payable	116,633
Transfer Agent fee payable	39,789
Administrative fee payable	23,364
Accrued expenses	184,054

Total liabilities	75,690,399

Net Assets	$926,701,861

Composition of Net Assets
Capital stock, at par	$1,353,395
Additional paid-in capital	851,047,680
Accumulated net investment loss	(2,684,295)
Accumulated net realized loss on investment transactions	(23,796,654)
Net unrealized appreciation on investments	100,781,735

$926,701,861

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$463,169,456	68,061,877	$6.81	*

B	$5,430,105	1,066,251	$5.09

C	$25,453,445	4,980,753	$5.11

Advisor	$414,437,573	58,565,759	$7.08

R	$4,947,372	744,817	$6.64

K	$6,355,049	934,952	$6.80

I	$6,908,861	985,072	$7.01

(a)	Includes securities on loan with a value of $56,820,498 (see Note E).

*	The maximum offering price per share for Class A shares was $7.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2012

Investment Income
Dividends
Unaffiliated issuers	$2,957,756
Affiliated issuers	62,309
Securities lending income	1,012,302	$4,032,367

Expenses
Management fee (see Note B)	4,930,638
Distribution fee—Class A	1,061,612
Distribution fee—Class B	69,635
Distribution fee—Class C	217,728
Distribution fee—Class R	19,447
Distribution fee—Class K	13,322
Transfer agency—Class A	599,641
Transfer agency—Class B	16,540
Transfer agency—Class C	32,104
Transfer agency—Advisor Class	201,968
Transfer agency—Class R	10,016
Transfer agency—Class K	9,967
Transfer agency—Class I	3,483
Custodian	193,525
Registration fees	140,957
Administrative	63,048
Printing	62,481
Directors’ fees	54,985
Legal	42,983
Audit	41,203
Miscellaneous	26,656

Total expenses		7,811,939

Net investment loss		(3,779,572)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		37,421,692 (a)
Futures contracts		(224,999)
Net change in unrealized appreciation/depreciation of investments		(21,584,123)

Net gain on investment transactions		15,612,570

Net Increase in Net Assets from Operations		$11,832,998

(a)	On May 31, 2012, the Fund had a redemption-in-kind with total proceeds in the amount of $60,311,922. The gain on investments of $73,008 will not be realized for tax purposes.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(3,779,572)	$(4,619,886)
Net realized gain on investment transactions	37,196,693	133,228,416
Net change in unrealized appreciation/depreciation of investments	(21,584,123)	42,917,195

Net increase in net assets from operations	11,832,998	171,525,725
Capital Stock Transactions
Net increase	250,178,242	81,372,557
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	444,905	647,440

Total increase	262,456,145	253,545,722
Net Assets
Beginning of period	664,245,716	410,699,994

End of period (including accumulated net investment loss of ($2,684,295) and ($2,077), respectively)	$926,701,861	$664,245,716

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

NOTE A

Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

18	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Manager”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	19

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$900,934,080		$	– 0	–	$	– 0	–	$900,934,080
Short-Term Investments	31,103,725			– 0	–		– 0	–	31,103,725
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	60,200,021			– 0	–		– 0	–	60,200,021

Total Investments in Securities	992,237,826			– 0	–		– 0	–	992,237,826
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total+	$992,237,826		$	– 0	–	$	– 0	–	$992,237,826

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

20	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	21

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund may reimburse the Manager for certain legal and accounting services provided to the Fund by the Manager. For the year ended July 31, 2012, the reimbursement for such services amounted to $63,048.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $620,582 for the year ended July 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,108 from the sale of Class A shares and received $71,429, $2,144 and $14,599 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end

22	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

management investment company managed by the Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2012 (000)	Dividend Income (000)
$ 10,824	$360,391	$340,111	$31,104	$15

Brokerage commissions paid on investment transactions for the year ended July 31, 2012 amounted to $1,197,449, of which $4,322 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Manager.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .23% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,836,353, $2,549,640, $234,636 and $210,637 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	23

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$882,485,975		$588,042,877
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$902,931,534

Gross unrealized appreciation	$115,942,244
Gross unrealized depreciation	(26,635,952)

Net unrealized appreciation	$89,306,292

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of

24	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

performance. This guarantee is supported by a daily payment system (i.e., margin requirements).When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended July 31, 2012, the Fund held futures contracts for hedging purposes.

The effect of derivative instruments on the statement of operations for the year ended July 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(224,999)	$	– 0	–

Total		$(224,999)	$	– 0	–

For the year ended July 31, 2012, the Fund entered into futures contracts for eight days, the average daily cost was $31,958,561.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	25

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2012, the Fund had securities on loan with a value of $56,820,498 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $60,200,021. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $1,012,302 and $46,654 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2012 (000)	Dividend Income (000)
$ – 0 –	$300,793	$240,593	$60,200	$47

26	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2012	Year Ended July 31, 2011

Class A
Shares sold	9,091,797	12,485,706	$59,593,730	$79,088,416

Shares converted from Class B	437,867	373,286	2,876,745	2,326,835

Shares redeemed	(16,121,709)	(13,304,424)	(102,906,766)	(81,275,762)

Net increase (decrease)	(6,592,045)	(445,432)	$(40,436,291)	$139,489

Class B
Shares sold	88,519	231,107	$431,100	$1,077,285

Shares converted to Class A	(582,406)	(492,963)	(2,876,745)	(2,326,835)

Shares redeemed	(284,732)	(513,339)	(1,369,302)	(2,335,191)

Net decrease	(778,619)	(775,195)	$(3,814,947)	$(3,584,741)

Class C
Shares sold	1,913,639	2,364,993	$9,577,873	$11,685,018

Shares redeemed	(1,360,425)	(817,979)	(6,450,514)	(3,895,238)

Net increase	553,214	1,547,014	$3,127,359	$7,789,780

Advisor Class
Shares sold	50,580,612	23,565,728	$352,505,479	$160,373,733

Shares redeemed	(10,043,144)	(12,482,554)	(67,188,457)	(83,994,700)

Net increase	40,537,468	11,083,174	$285,317,022	$76,379,033

Class R
Shares sold	389,448	312,499	$2,501,470	$1,970,464

Shares redeemed	(287,164)	(175,449)	(1,687,279)	(1,100,330)

Net increase	102,284	137,050	$814,191	$870,134

Class K
Shares sold	935,223	1,352,881	$6,142,756	$8,206,394

Shares redeemed	(809,946)	(1,256,976)	(5,106,030)	(8,126,916)

Net increase	125,277	95,905	$1,036,726	$79,478

Class I
Shares sold	8,934,412	106,053	$65,854,061	$702,561

Shares redeemed	(9,024,884)	(150,099)	(61,719,879)	(1,003,177)

Net increase (decrease)	(90,472)	(44,046)	$4,134,182	$(300,616)

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	27

Notes to Financial Statements

For the years ended July 31, 2012 and July 31, 2011, the Fund received $444,905 and $647,440, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Manager, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2012.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(15,005,506	)(a)
Unrealized appreciation/(depreciation)	89,306,292	(b)

Total accumulated earnings/(deficit)	$74,300,786

(a)

On July 31, 2012, the Fund had a net capital loss carryforward of $1,792,092. During the fiscal year, the Fund utilized $55,334,242 of capital loss carryforwards to offset current year net realized gains. At July 31, 2012, the Fund had a qualified late-year ordinary loss deferral of $2,162,064 and a post-October short-term capital loss deferral of $11,051,350. These losses are deemed to arise on August 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the tax treatment of a partnership investment.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of July 31, 2012, the Fund had a net capital loss carryforward of $1,792,092 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 1,792,092	$ n/a	2017

During the current fiscal year, permanent differences primarily due to the tax treatment of in-kind redemptions, the tax treatment of passive foreign investment companies (PFICs) and a net operating loss disallowance resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	29

Notes to Financial Statements

derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

During the meetings held on July 31, 2012 to August 2, 2012, the Board of Directors of the Fund approved a proposal to change the name of the Fund to AllianceBernstein Discovery Growth Fund. This name change is expected to be effective on or about November 1, 2012. The Fund’s investment objective, which is long-term growth of capital, will remain the same and the Fund intends to maintain its current investment policies, including the policy to invest at least 80% of its net assets in securities of small- and mid-capitalization companies (the “80% policy”). While the Board has not approved any investment policy changes in connection with the name change of the Fund, the 80% policy will no longer be required by Rule 35d-1 of the Investment Company Act of 1940, as amended, as is currently the case, and therefore may be changed by the Board of Directors in the future without providing notice to shareholders as required by Rule 35d-1.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 6.60	$ 4.62	$ 3.72	$ 4.79	$ 6.22

Income From Investment Operations
Net investment loss(a)	(.04)	(.05)	(.04)	(.03)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.25	2.03	.94	(1.04)	(.52)
Contributions from Manager	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.21	1.98	.90	(1.07)	(.57)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 6.81	$ 6.60	$ 4.62	$ 3.72	$ 4.79

Total Return
Total investment return based on net asset value(c) *	3.18%	42.86%	24.19%	(22.34)%	(11.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$463,170	$492,710	$347,184	$320,585	$465,189
Ratio to average net assets of:
Expenses	1.18%	1.24	%(d)	1.33	%(d)	1.38%	1.23%
Net investment loss	(.58)%	(.79	)%(d)	(.85	)%(d)	(.93)%	(.95)%
Portfolio turnover rate	86%	90%	92%	176%	129%

See footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 4.98	$ 3.52	$ 2.85	$ 3.71	$ 5.04

Income From Investment Operations
Net investment loss(a)	(.07)	(.07)	(.06)	(.05)	(.08)
Net realized and unrealized gain (loss) on investment transactions	.18	1.53	.73	(.81)	(.39)
Contributions from Manager	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.11	1.46	.67	(.86)	(.47)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 5.09	$ 4.98	$ 3.52	$ 2.85	$ 3.71

Total Return
Total investment return based on net asset value(c) *	2.21%	41.48%	23.51%	(23.18)%	(12.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,430	$9,190	$9,220	$10,493	$20,792
Ratio to average net assets of:
Expenses	2.05%	2.10	%(d)	2.20	%(d)	2.30%	2.07%
Net investment loss	(1.44)%	(1.63	)%(d)	(1.72	)%(d)	(1.86)%	(1.79)%
Portfolio turnover rate	86%	90%	92%	176%	129%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 5.00	$ 3.53	$ 2.86	$ 3.72	$ 5.04

Income From Investment Operations
Net investment loss(a)	(.07)	(.07)	(.05)	(.05)	(.08)
Net realized and unrealized gain (loss) on investment transactions	.18	1.54	.72	(.81)	(.38)
Contributions from Manager	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.11	1.47	.67	(.86)	(.46)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 5.11	$ 5.00	$ 3.53	$ 2.86	$ 3.72

Total Return
Total investment return based on net asset value(c) *	2.20%	41.64%	23.43%	(23.12)%	(12.36)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,453	$22,117	$10,159	$9,623	$14,221
Ratio to average net assets of:
Expenses	1.96%	2.03	%(d)	2.14	%(d)	2.20%	2.03%
Net investment loss	(1.37)%	(1.59	)%(d)	(1.66	)%(d)	(1.75)%	(1.75)%
Portfolio turnover rate	86%	90%	92%	176%	129%

See footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 6.85	$ 4.79	$ 3.84	$ 4.94	$ 6.38

Income From Investment Operations
Net investment loss(a)	(.02)	(.04)	(.03)	(.02)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.25	2.10	.98	(1.08)	(.54)
Contributions from Manager	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.23	2.06	.95	(1.10)	(.58)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 7.08	$ 6.85	$ 4.79	$ 3.84	$ 4.94

Total Return
Total investment return based on net asset value(c) *	3.36%	43.01%	24.74%	(22.27)%	(11.58)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$414,438	$123,444	$33,242	$28,862	$45,739
Ratio to average net assets of:
Expenses	.94%	.99	%(d)	1.10	%(d)	1.15%	1.00%
Net investment loss	(.37)%	(.56	)%(d)	(.62	)%(d)	(.71)%	(.72)%
Portfolio turnover rate	86%	90%	92%	176%	129%

See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 6.47	$ 4.55	$ 3.67	$ 4.74	$ 6.18

Income From Investment Operations
Net investment loss(a)	(.06)	(.07)	(.05)	(.04)	(.07)
Net realized and unrealized gain (loss) on investment transactions	.23	1.99	.93	(1.03)	(.51)
Contributions from Manager	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.17	1.92	.88	(1.07)	(.58)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 6.64	$ 6.47	$ 4.55	$ 3.67	$ 4.74

Total Return
Total investment return based on net asset value(c) *	2.63%	42.20%	23.98%	(22.57)%	(11.99)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,947	$4,156	$2,298	$1,960	$2,900
Ratio to average net assets of:
Expenses	1.57%	1.61	%(d)	1.64	%(d)	1.63%	1.46%
Net investment loss	(.98)%	(1.16	)%(d)	(1.16	)%(d)	(1.18)%	(1.19)%
Portfolio turnover rate	86%	90%	92%	176%	129%

See footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 6.60	$ 4.62	$ 3.72	$ 4.79	$ 6.22

Income From Investment Operations
Net investment loss(a)	(.04)	(.05)	(.04)	(.03)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.24	2.03	.94	(1.04)	(.53)
Contributions from Manager	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.20	1.98	.90	(1.07)	(.57)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 6.80	$ 6.60	$ 4.62	$ 3.72	$ 4.79

Total Return
Total investment return based on net asset value(c) *	3.03%	42.86%	24.19%	(22.34)%	(11.73)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,355	$5,341	$3,299	$919	$499
Ratio to average net assets of:
Expenses	1.25%	1.29	%(d)	1.34	%(d)	1.30%	1.17%
Net investment loss	(.66)%	(.85	)%(d)	(.86	)%(d)	(.81)%	(.73)%
Portfolio turnover rate	86%	90%	92%	176%	129%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended July 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 6.78	$ 4.73	$ 3.78	$ 4.86	$ 6.28

Income From Investment Operations
Net investment loss(a)	(.02)	(.03)	(.02)	(.02)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.25	2.08	.97	(1.06)	(.53)
Contributions from Manager	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.23	2.05	.95	(1.08)	(.56)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 7.01	$ 6.78	$ 4.73	$ 3.78	$ 4.86

Total Return
Total investment return based on net asset value(c) *	3.39%	43.34%	25.13%	(22.22)%	(11.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,909	$7,288	$5,298	$6,035	$11,013
Ratio to average net assets of:
Expenses	.81%	.95	%(d)	.92	%(d)	.93%	.84%
Net investment loss	(.24)%	(.49	) %(d)	(.45	) %(d)	(.49)%	(.57)%
Portfolio turnover rate	86%	90%	92%	176%	129%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.16%, 0.11%, 1.25%, 0.06% and 0.07%, respectively.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2012 and July 31, 2011 by 0.06% and 0.09%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Small/Mid Cap Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Small/Mid Cap Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2009, were audited by other auditors whose report dated September 25, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Growth Fund, Inc. at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2012

38	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2) , Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Growth Investment Team. Ms. Lau and Messrs. Aronow, Kirpalani and Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	39

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

40	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 80 (1992)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

John H. Dobkin, # 70 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	99	None

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	41

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

42	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	43

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	99	None

44	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	99	None

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	45

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

N. Kumar Kirpalani 58	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Samantha S. Lau 39	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2007.

Wen-Tse Tseng 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2007.

Stephen M. Woetzel 40	Controller	Vice President of ABIS,** with which he has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	47

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Management Agreement

The disinterested directors (the “directors”) of AllianceBernstein Small/Mid Cap Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Management Agreement with the Manager at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Management Agreement, the directors had requested from the Manager, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Manager, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund and the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement, including the quality of the

48	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered that the Management Agreement provides that the Fund will reimburse the Manager for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Manager or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Manager than the fee rates stated in the Fund’s Management Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Manager for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Manager in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Manager’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Management Agreement with fund management contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Manager’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Manager and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Manager receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Manager) in respect

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	49

of certain classes of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Manager; and brokerage commissions paid by the Fund to brokers affiliated with the Manager. The directors recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors understood that the Manager also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Manager showing performance of the Class A Shares as compared with the Russell 2500 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012. The directors noted that the Fund was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3- and 10-year periods, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period. The Fund outperformed the Index in all periods. The directors also noted that at their August 2008 meetings they had approved modifications to the Fund’s investment strategy and policies, including a new benchmark, the Russell 2500 Growth Index, and a name change to AllianceBernstein Small/Mid Cap Growth Fund, Inc. from AllianceBernstein Mid-Cap Growth Fund, Inc. effective November 2008. As a result, the directors gave less weight to the Fund’s investment performance prior to November 2008. Based on their review, the directors concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Manager and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Manager charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Manager’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher rate than the Fund’s starting fee rate, but had more

50	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a lower fee rate than that being paid by the Fund. The directors noted that the Manager may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Manager its policies in respect of such arrangements. The directors also reviewed information indicating that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Manager for sub-advising another registered investment company with a similar investment style.

The Manager reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Manager also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Manager to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Manager’s services because the Manager is responsible for coordinating services provided to the Fund by others.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	51

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 73.0 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the first breakpoint level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Manager concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

52	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Small/Mid Cap Growth Fund, Inc. (the “Fund”). 2 , 3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	On November 3, 2008, the Fund changed its policy of investing at least 80% of its net assets in “mid-cap” companies to “small- and mid-cap” companies. In connection with the change in investment strategy, the Fund’s portfolio management team and name was changed. Prior to November 3, 2008, the Fund was known as Mid-Cap Growth Fund, Inc.

3	Future references to the Fund and the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	53

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.5

Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Fund
75 bp on 1st $500 million 65 bp on next $500 million 55 bp on the balance	$ 771.8	Small/Mid Cap Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $74,995 (0.01% of the Fund’s average daily net assets) for such services.

4	Jones v. Harris at 1427.

5

The Fund’s fee schedule was not amended pursuant to the agreement between the Adviser and the NYAG since its schedule has breakpoints that are lower than the growth fee schedule of the NYAG-related master schedule: 75 bp on 1st $2.5 billion, 65 bp on next $2.5 billion, and 60 bp on the balance.

54	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Set forth below are the Fund’s total expense ratios for the Fund’s most recent semi-annual period:6

Fund	Total Expense Ratio As of (1/31/12)[7]			Fiscal Year End
Small/Mid Cap Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.98 1.20 2.09 1.99 1.59 1.28 0.85	% % % % % % %	July 31

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	55

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee:9

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Growth Fund, Inc.	$771.8	U.S. SMID Cap Growth 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.576%	0.715%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for U.S. Small and Mid-Cap Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[10]
U.S. Small and Mid-Cap Portfolio
Class A	1.60%
Class I (Institutional)	0.80%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is the Fund’s advisory fee and what would have been the

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

56	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2012 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee (%)	Fund Advisory Fee (%)
Small/Mid Cap Growth Fund, Inc.	Client #1	0.36% of average daily net assets	0.360%	0.715%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that the sub-advisory relationship is an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers11.Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	57

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Growth Fund, Inc.	0.730	0.776	5/18

Lipper also compared the Fund’s total expense ratios in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Growth Fund	1.241	1.291	5/18	1.339	15/51

Based on this analysis, the Fund has equally favorable rankings on both a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	The contractual management fee rate would not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

58	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $12,773, $1,341,038 and $13,875 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $627,178 in fees from the Fund.17

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Funds’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	59

The Fund effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

60	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

24	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	61

Small/Mid-Cap Growth Fund, Inc.	Fund	PG Median	PU Median	PG Rank	PU Rank
1 year	7.70	3.83	1.77	5/18	9/61
3 year	39.79	30.92	29.94	1/16	1/55
5 year	6.62	6.17	3.94	6/15	12/53
10 year	8.53	6.93	6.93	2/13	6/41

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Period Ending February 29, 2012 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Small/Mid-Cap Growth Fund, Inc.	7.70	39.79	6.62	8.53	10.26	24.70	0.38	10
Russell 2500 Growth Index	3.95	33.10	4.72	7.64	N/A	20.87	0.37	10
Inception Date: July 7, 1938

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
26	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.
27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

62	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	63

AllianceBernstein Family of Funds

NOTES

64	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCG-0151-0712

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2011	$29,000	$—	$13,613
2012	$29,000	$551	$12,186

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2011	$891,349	$ $ $	13,613 — (13,613)
2012	$927,937	$ $ $	12,737 (551 (12,186	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Small/Mid Cap Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 24, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 24, 2012